UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K Filed on March 16, 2007)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 12, 2007

Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1880 Century Park East, Suite 800

Los Angeles, CA 90067

(Address of principal executive offices) (Zip Code)

(310) 277-2265

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

First California Financial Group, Inc. (“First California”) is filing this Amendment No. 1 to the Current Report on Form 8-K filed with the United States Securities and Exchange Commission on March 16, 2007 to include information previously omitted from Item 9.01.

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Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Financial statements of FCB Bancorp were included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which was filed by First California on behalf of FCB Bancorp with the Securities and Exchange Commission on April 2, 2007 and accordingly are not required to be filed herewith pursuant to General Instruction B.3. of Form 8-K.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of FCB Bancorp, National Mercantile Bancorp and First California Financial Group, Inc. is included as Exhibit 99.1 to this Current Report on Form 8-K/A:

Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2006

Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2006

Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

(d)	Exhibits

The exhibits that are filed with this Current Report on Form 8-K/A are set forth in the Exhibit Index included in this Current Report.

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Combined Condensed Financial Statements of FCB Bancorp, National Mercantile Bancorp and First California Financial Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: May 25, 2007	By:	/s/ ROMOLO SANTAROSA
	Name:	Romolo Santarosa
	Title:	Executive Vice President, Chief Financial Officer

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